Exhibit 99.2

BROADSTONE NET LEASE, INC.

Q3 2024 QUARTERLY SUPPLEMENTAL INFORMATION

www.broadstone.com

toneet Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2024 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would be,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

IP Disclaimer

This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. Broadstone Net Lease is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the “Company”, “BNL”, “us”, “our”, and “we”) is an industrial-focused, diversified net lease real estate investment trust (“REIT”) that invests in primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, restaurant, retail, healthcare, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants’ businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

John D. Moragne

Chief Executive Officer and Member, Board of Directors

Ryan M. Albano

President and Chief Operating Officer

Kevin M. Fennell

Executive Vice President, Chief Financial Officer and Treasurer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Underwriting & Strategy

Will D. Garner

Senior Vice President, Acquisitions

Jennie L. O’Brien

Senior Vice President and Chief Accounting Officer

Molly Kelly Wiegel

Senior Vice President, Human Resources & Administration

Board of Directors

Laurie A. Hawkes

Chairman of the Board

John D. Moragne

Chief Executive Officer

Denise Brooks-Williams

Michael A. Coke

Jessica Duran

Laura Felice

David M. Jacobstein

Shekar Narasimhan

James H. Watters

Company Contact Information

Brent Maedl
Director, Corporate Finance & Investor Relations

brent.maedl@broadstone.com

585-382-8507

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands except per share data)

	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Financial Summary
Investment in rental property	$5,018,626	$4,840,961	$4,666,969	$4,915,911	$4,939,598
Less accumulated depreciation	(644,214)	(627,871)	(606,225)	(626,597)	(601,895)
Property under development	—	165,014	133,064	94,964	49,819
Investment in rental property, net	4,374,412	4,378,104	4,193,808	4,384,278	4,387,522
Cash and cash equivalents	8,999	18,282	221,740	19,494	35,061
Restricted cash	2,219	1,614	1,038	1,138	15,436
Total assets	5,263,286	5,264,557	5,269,655	5,268,735	5,335,043
Unsecured revolving credit facility	125,482	79,096	73,820	90,434	74,060
Mortgages, net	77,416	77,970	78,517	79,068	79,613
Unsecured term loans, net	896,887	896,574	896,260	895,947	895,633
Senior unsecured notes, net	845,875	845,687	845,498	845,309	845,121
Total liabilities	2,124,927	2,067,147	2,051,951	2,074,394	2,059,570
Total Broadstone Net Lease, Inc. equity	2,999,074	3,054,802	3,073,622	3,049,241	3,120,776
Total equity (book value)	3,138,359	3,197,410	3,217,704	3,194,341	3,275,473

Revenues	108,397	105,907	105,366	105,000	109,543
General and administrative - other	6,893	7,831	7,957	7,982	8,603
Stock based compensation	1,829	2,073	1,475	1,401	1,540
General and administrative	8,722	9,904	9,432	9,383	10,143
Total operating expenses	54,811	56,463	79,264	84,457	54,383
Interest expense	18,178	17,757	18,578	18,972	19,665
Net income	37,268	35,937	68,177	6,797	52,145
Net earnings per common share, diluted	$0.19	$0.19	$0.35	$0.03	$0.26

FFO	73,818	73,725	73,135	69,443	75,478
FFO per share, diluted	$0.37	$0.37	$0.37	$0.35	$0.39
Core FFO	73,971	73,001	74,072	75,275	74,754
Core FFO per share, diluted	$0.37	$0.37	$0.38	$0.38	$0.38
AFFO	70,185	70,401	70,873	71,278	69,958
AFFO per share, diluted	$0.35	$0.36	$0.36	$0.36	$0.36

Net cash provided by operating activities	67,303	74,172	70,867	60,582	73,888
Capital expenditures and improvements	1,180	134	132	568	1,106
Capital expenditures and improvements - revenue generating	6,351	38	3,000	16,229	4,755
Net cash provided by (used in) investing activities	(65,618)	(225,708)	204,285	(49,536)	42,528
Net cash provided by (used in) financing activities	(10,363)	(51,346)	(73,006)	(40,911)	(102,184)
Distributions declared	56,354	57,710	57,292	56,433	54,274
Distributions declared per diluted share	$0.290	$0.290	$0.285	$0.285	$0.280

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Assets
Accounted for using the operating method:
Land	$784,545	$773,224	$724,199	$748,529	$752,708
Land improvements	357,090	324,138	316,170	328,746	330,214
Buildings and improvements	3,834,310	3,708,366	3,591,260	3,803,156	3,819,745
Equipment	15,824	8,248	8,247	8,265	9,608
Total accounted for using the operating method	4,991,769	4,813,976	4,639,876	4,888,696	4,912,275
Less accumulated depreciation	(644,214)	(627,871)	(606,225)	(626,597)	(601,895)
Accounted for using the operating method, net	4,347,555	4,186,105	4,033,651	4,262,099	4,310,380
Accounted for using the direct financing method	26,285	26,413	26,522	26,643	26,751
Accounted for using the sales-type method	572	572	571	572	572
Property under development	—	165,014	133,064	94,964	49,819
Investment in rental property, net	4,374,412	4,378,104	4,193,808	4,384,278	4,387,522
Investment in rental property and intangible lease assets held for sale, net	38,779	—	—	—	—
Cash and cash equivalents	8,999	18,282	221,740	19,494	35,061
Accrued rental income	158,350	153,551	149,203	152,724	152,268
Tenant and other receivables, net	2,124	2,604	836	1,487	1,372
Prepaid expenses and other assets	36,230	33,255	33,149	36,661	42,309
Interest rate swap, assets	27,812	56,444	57,900	46,096	79,086
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	276,811	282,548	273,250	288,226	297,656
Total assets	$5,263,286	$5,264,557	$5,269,655	$5,268,735	$5,335,043
Liabilities and equity
Unsecured revolving credit facility	$125,482	$79,096	$73,820	$90,434	$74,060
Mortgages, net	77,416	77,970	78,517	79,068	79,613
Unsecured term loans, net	896,887	896,574	896,260	895,947	895,633
Senior unsecured notes, net	845,875	845,687	845,498	845,309	845,121
Interest rate swap, liabilities	13,050	—	—	—	—
Accounts payable and other liabilities	47,651	42,635	40,655	47,534	44,886
Dividends payable	58,163	58,028	56,871	56,869	55,770
Accrued interest payable	9,642	14,033	9,377	5,702	9,186
Intangible lease liabilities, net	50,761	53,124	50,953	53,531	55,301
Total liabilities	2,124,927	2,067,147	2,051,951	2,074,394	2,059,570
Equity
Broadstone Net Lease, Inc. equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	47	47	47	47	47
Additional paid-in capital	3,450,116	3,444,265	3,446,910	3,440,639	3,430,725
Cumulative distributions in excess of retained earnings	(467,922)	(449,893)	(430,169)	(440,731)	(393,571)
Accumulated other comprehensive Income	16,833	60,383	56,834	49,286	83,575
Total Broadstone Net Lease, Inc. equity	2,999,074	3,054,802	3,073,622	3,049,241	3,120,776
Non-controlling interests	139,285	142,608	144,082	145,100	154,697
Total equity	3,138,359	3,197,410	3,217,704	3,194,341	3,275,473
Total liabilities and equity	$5,263,286	$5,264,557	$5,269,655	$5,268,735	$5,335,043

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands except per share data)

	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenues
Lease revenues, net	$108,397	$105,907	$105,366	$105,000	$109,543
Operating expenses
Depreciation and amortization	38,016	37,404	37,772	39,278	38,533
Property and operating expense	7,014	5,303	5,660	5,995	5,707
General and administrative	8,722	9,904	9,432	9,383	10,143
Provision for impairment of investment in rental properties	1,059	3,852	26,400	29,801	—
Total operating expenses	54,811	56,463	79,264	84,457	54,383
Other income (expenses)
Interest income	70	649	233	141	127
Interest expense	(18,178)	(17,757)	(18,578)	(18,972)	(19,665)
Gain on sale of real estate	2,441	3,384	59,132	6,270	15,163
Income taxes	291	(531)	(408)	268	(104)
Other income (expenses)	(942)	748	1,696	(1,453)	1,464
Net income	37,268	35,937	68,177	6,797	52,145
Net income attributable to non-controlling interests	(1,660)	(608)	(3,063)	(319)	(2,463)
Net income attributable to Broadstone Net Lease, Inc.	$35,608	$35,329	$65,114	$6,478	$49,682

Weighted average number of common shares outstanding
Basic[1]	187,496	187,436	187,290	186,829	186,766
Diluted[1]	196,932	196,470	196,417	196,373	196,372
Net earnings per common share[2]
Basic	$0.19	$0.19	$0.35	$0.03	$0.27
Diluted	$0.19	$0.19	$0.35	$0.03	$0.26

1 Excludes 1,024,429 weighted average shares of unvested restricted common stock for the three months ended September 30, 2024.

2 Excludes $0.3 million from the numerator for the three months ended September 30, 2024, related to dividends declared on shares of unvested restricted common stock.

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Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands except per share data)

	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net income	$37,268	$35,937	$68,177	$6,797	$52,145
Real property depreciation and amortization	37,932	37,320	37,690	39,115	38,496
Gain on sale of real estate	(2,441)	(3,384)	(59,132)	(6,270)	(15,163)
Provision for impairment of investment in rental properties	1,059	3,852	26,400	29,801	—
FFO	$73,818	$73,725	$73,135	$69,443	$75,478
Net write-offs of accrued rental income	—	—	2,556	4,161	—
Other non-core income from real estate transactions[1]	(887)	—	—	—	—
Severance and employee transition costs	98	24	77	218	740
Other (income) expenses[2]	942	(748)	(1,696)	1,453	(1,464)
Core FFO	$73,971	$73,001	$74,072	$75,275	$74,754
Straight-line rent adjustment	(5,309)	(5,051)	(4,980)	(5,404)	(6,785)
Adjustment to provision for credit losses	—	(17)	—	—	—
Amortization of debt issuance costs	983	983	983	983	983
Non-capitalized transaction costs[3]	25	445	182	—	—
Loss on interest rate swaps and other non-cash interest expense	(5)	62	159	319	522
Amortization of lease intangibles	(1,309)	(1,095)	(1,018)	(1,014)	(1,056)
Stock-based compensation	1,829	2,073	1,475	1,401	1,540
Deferred taxes	—	—	—	(282)	—
AFFO	$70,185	$70,401	$70,873	$71,278	$69,958

Diluted weighted average shares outstanding[4]	196,932	196,470	196,417	196,373	196,372
Net earnings per diluted share[5]	$0.19	$0.19	$0.35	$0.03	$0.26
FFO per diluted share[5]	0.37	0.37	0.37	0.35	0.39
Core FFO per diluted share[5]	0.37	0.37	0.38	0.38	0.38
AFFO per diluted share[5]	0.35	0.36	0.36	0.36	0.36

1 Amount includes income for the settlement of a permanent land easement for an insignificant portion of two of our properties during the three months ended September 30, 2024.

2 Amount includes $0.9 million of unrealized and realized foreign exchange loss for the three months ended September 30, 2024, primarily associated with our Canadian dollar denominated revolver borrowings.

3 Includes $0.03 million of acquisition costs related to deals that failed to transact for the three months ended September 30, 2024.

4 Excludes 1,024,429 weighted average shares of unvested restricted common stock for the three months ended September 30, 2024.

5 Excludes $0.3 million from the numerator for the three months ended September 30, 2024, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 8

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Contractual rental amounts billed for operating leases	$96,596	$95,736	$97,549	$97,182	$96,333
Adjustment to recognize contractual operating lease billings on a straight- line basis	5,438	5,177	5,104	5,513	6,891
Net write-offs of accrued rental income	—	—	(2,556)	(4,161)	—
Variable rental amounts earned	644	659	598	971	513
Earned income from direct financing leases	691	689	682	685	687
Interest income from sales-type leases	14	15	14	15	14
Operating expenses billed to tenants	5,537	4,651	5,105	5,513	5,181
Other income from real estate transactions	907	12	66	—	19
Adjustment to revenue recognized for uncollectible rental amounts billed, net	(1,430)	(1,032)	(1,196)	(718)	(95)
Total Lease revenues, net	$108,397	$105,907	$105,366	$105,000	$109,543

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 9

Capital Structure

(in thousands, except per share data)

EQUITY
Shares of Common Stock	188,507
OP Units	8,755
Common Stock & OP Units	197,262
Price Per Share / Unit at September 30, 2024	$18.95
IMPLIED EQUITY MARKET CAPITALIZATION	$3,738,118
% of Total Capitalization	65.7%
DEBT
Unsecured Revolving Credit Facility - 2026	$125,482
Unsecured Term Loans	900,000
Unsecured Term Loan - 2026	400,000
Unsecured Term Loan - 2027	200,000
Unsecured Term Loan - 2029	300,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Public Notes - 2031	375,000
Mortgage Debt - Various	77,492
TOTAL DEBT	$1,952,974
% of Total Capitalization	34.3%
Floating Rate Debt %	2.6%
Fixed Rate Debt %	97.4%
Secured Debt %	4.0%
Unsecured Debt %	96.0%

Total Capitalization	$5,691,092
Less: Cash and Cash Equivalents	(8,999)
Enterprise Value	$5,682,093

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 10

Equity Rollforward

(in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2024	187,614	8,928	196,542
Grants of restricted stock awards - employees	778	—	778
Vesting of performance-based restricted stock units – employees	44	—	44
Retirement of common shares under equity incentive plan	(71)	—	(71)
Forfeiture of restricted stock awards	(25)	—	(25)
OP unit conversion	95	(95)	—
Balance, March 31, 2024	188,435	8,833	197,268
Grants of restricted stock awards - employees	55	—	55
Forfeiture of restricted stock awards	(5)	—	(5)
OP unit conversion	32	(32)	—
Balance, June 30, 2024	188,517	8,801	197,318
Grants of restricted stock awards - employees	1	—	1
Forfeiture of restricted stock awards	(57)	—	(57)
OP unit conversion	46	(46)	—
Balance, September 30, 2024	188,507	8,755	197,262

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Debt Outstanding

(in thousands)

	September 30,	December 31,
	2024	2023	Interest Rate	Maturity Date
Unsecured revolving credit facility	$125,482	$90,434	Applicable reference rate + 0.85%[1]	Mar. 2026[4]
Unsecured term loans:
2026 Unsecured Term Loan	400,000	400,000	one-month adjusted SOFR + 1.00%[2]	Feb. 2026
2027 Unsecured Term Loan	200,000	200,000	daily simple adjusted SOFR + 0.95%[3]	Aug. 2027
2029 Unsecured Term Loan	300,000	300,000	daily simple adjusted SOFR + 1.25%[3]	Aug. 2029
Total unsecured term loans	900,000	900,000
Unamortized debt issuance costs, net	(3,113)	(4,053)
Total unsecured term loans, net	896,887	895,947
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(4,125)	(4,691)
Total senior unsecured notes, net	845,875	845,309
Total unsecured debt, net	$1,868,244	$1,831,690

1 At September 30, 2024 a balance of $51.5 million was subject to daily simple SOFR, and at December 31, 2023 a balance of $15.0 million was subject to one-month SOFR. The remaining balances include $100 million CAD borrowings remeasured to $74.0 million and $75.4 million USD, respectively, which were subject to the daily simple CORRA of 4.30% at September 30, 2024 and the one-month Canadian Dollar Offered Rate of 5.36% at December 31, 2023.

2 At September 30, 2024 and December 31, 2023, one-month SOFR was 4.85% and 5.35%, respectively.

3 At September 30, 2024 and December 31, 2023, borrowings were subject to overnight SOFR of 4.96% and one-month SOFR of 5.35%, respectively.

4 Our unsecured revolving credit facility contains two six-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.0625% of the revolving commitments.

	Origination	Maturity	Interest	September 30,	December 31,
Lender	Date	Date	Rate	2024	2023
Wilmington Trust National Association	Apr. 2019	Feb. 2028	4.92%	$43,189	$44,207
Wilmington Trust National Association	Jun. 2018	Aug. 2025	4.36%	18,396	18,725
PNC Bank	Oct. 2016	Nov. 2026	3.62%	15,907	16,241
Total mortgages				77,492	79,173
Debt issuance costs, net				(76)	(105)
Mortgages, net				$77,416	$79,068

Year of Maturity	Revolving Credit Facility	Mortgages	Term Loans	Senior Notes	Total
2024	$—	$580	$—	$—	$580
2025	—	20,195	—	—	20,195
2026	125,482	16,843	400,000	—	542,325
2027	—	1,596	200,000	150,000	351,596
2028	—	38,278	—	225,000	263,278
Thereafter	—	—	300,000	475,000	775,000
Total	$125,482	$77,492	$900,000	$850,000	$1,952,974

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 12

Interest Rate Swaps

(dollars in thousands)

				September 30, 2024
Counterparty	Maturity Date[1]	Fixed Rate[2]	Variable Rate Index	Notional Amount		Fair Value
Effective Swaps:
Wells Fargo Bank, N.A.	October 2024	2.72%	daily compounded SOFR	$15,000		$—
Capital One, National Association	December 2024	1.58%	daily compounded SOFR	15,000		85
Bank of Montreal	January 2025	1.91%	daily compounded SOFR	25,000		183
Truist Financial Corporation	April 2025	2.20%	daily compounded SOFR	25,000		274
Bank of Montreal	July 2025	2.32%	daily compounded SOFR	25,000		337
Truist Financial Corporation	July 2025	1.99%	daily compounded SOFR	25,000		398
Truist Financial Corporation	December 2025	2.30%	daily compounded SOFR	25,000		451
Bank of Montreal	January 2026	1.92%	daily compounded SOFR	25,000		570
Bank of Montreal	January 2026	2.05%	daily compounded SOFR	40,000		848
Capital One, National Association	January 2026	2.08%	daily compounded SOFR	35,000		730
Truist Financial Corporation	January 2026	1.93%	daily compounded SOFR	25,000		567
Capital One, National Association	April 2026	2.68%	daily compounded SOFR	15,000		217
Capital One, National Association	July 2026	1.32%	daily compounded SOFR	35,000		1,349
Bank of Montreal	December 2026	2.33%	daily compounded SOFR	10,000		249
Bank of Montreal	December 2026	1.99%	daily compounded SOFR	25,000		808
Toronto-Dominion Bank	March 2027	2.46%	daily compounded CORRA	14,796	[3]	202
Wells Fargo Bank, N.A.	April 2027	2.72%	daily compounded SOFR	25,000		435
Bank of Montreal	December 2027	2.37%	daily compounded SOFR	25,000		780
Capital One, National Association	December 2027	2.37%	daily compounded SOFR	25,000		776
Wells Fargo Bank, N.A.	January 2028	2.37%	daily compounded SOFR	75,000		2,333
Bank of Montreal	May 2029	2.09%	daily compounded SOFR	25,000		1,344
Regions Bank	May 2029	2.11%	daily compounded SOFR	25,000		1,317
Regions Bank	June 2029	2.03%	daily compounded SOFR	25,000		1,406
U.S. Bank National Association	June 2029	2.03%	daily compounded SOFR	25,000		1,407
Regions Bank	August 2029	2.58%	one-month SOFR	100,000		2,782
Toronto-Dominion Bank	August 2029	2.58%	one-month SOFR	45,000		1,282
U.S. Bank National Association	August 2029	2.65%	one-month SOFR	15,000		379
U.S. Bank National Association	August 2029	2.58%	one-month SOFR	100,000		2,798
U.S. Bank National Association	August 2029	1.35%	daily compounded SOFR	25,000		2,231
Regions Bank	March 2032	2.69%	daily compounded CORRA	14,796	[3]	295
U.S. Bank National Association	March 2032	2.70%	daily compounded CORRA	14,796	[3]	291
Bank of Montreal	March 2034	2.81%	daily compounded CORRA	29,593	[4]	688
				$973,981		$27,812
Forward Starting Swaps:[5]
Bank of Montreal	March 2030	3.80%	daily simple SOFR	$80,000		$(2,535)
JPMorgan Chase Bank, N.A.	March 2030	3.79%	daily simple SOFR	50,000		(1,545)
U.S. Bank National Association	June 2030	3.73%	daily simple SOFR	70,000		(2,021)
Truist Financial Corporation	June 2030	3.73%	daily simple SOFR	55,000		(1,598)
Manufacturers & Traders Trust Company	September 2030	3.71%	daily simple SOFR	50,000		(1,378)
Regions Bank	September 2030	3.69%	daily simple SOFR	15,000		(409)
Truist Financial Corporation	September 2030	3.70%	daily simple SOFR	15,000		(409)
Toronto-Dominion Bank	December 2030	3.66%	daily simple SOFR	70,000		(1,756)
Regions Bank	December 2030	3.66%	daily simple SOFR	55,000		(1,399)
				$460,000		$(13,050)

Total Swaps				$1,433,981		$14,762

1 The weighted average maturity date of effective swaps and effective swaps and forward starting swaps combined was 3.4 years and 4.1 years, respectively, at September 30, 2024.

2 At September 30, 2024, the weighted average interest rate on all outstanding borrowings was 3.78%, inclusive of a weighted average fixed rate on effective interest rate swaps of 2.28%.

3 The contractual notional amount is $20.0 million CAD.

4 The contractual notional amount is $40.0 million CAD.

5 Forward starting swaps have effective dates that are 5 years prior to each respective maturity date.

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EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net income	$37,268	$35,937	$68,177	$6,797	$52,145
Depreciation and amortization	38,016	37,404	37,772	39,278	38,533
Interest expense	18,178	17,757	18,578	18,972	19,665
Income taxes	291	531	408	(268)	104
EBITDA	$93,753	$91,629	$124,935	$64,779	$110,447
Provision for impairment of investment in rental properties	1,059	3,852	26,400	29,801	—
Gain on sale of real estate	(2,441)	(3,384)	(59,132)	(6,270)	(15,163)
EBITDAre	$92,371	$92,097	$92,203	$88,310	$95,284
Adjustment for current quarter investment activity [1]	4,080	1,241	—	153	26
Adjustment for current quarter disposition activity [2]	(66)	(87)	(4,712)	(156)	(400)
Adjustment to exclude non-recurring and other expenses [3]	(201)	26	(125)	128	740
Adjustment to exclude net write-offs of accrued rental income	—	—	2,556	4,161	—
Adjustment to exclude realized / unrealized foreign exchange (gain) loss	942	(748)	(1,696)	1,453	(1,433)
Other income from real estate transactions [4]	(887)	—	—	—	—
Adjusted EBITDAre	$96,239	$92,529	$88,226	$94,049	$94,217
Estimated revenues from developments [5]	—	3,458	2,771	—	—
Pro Forma Adjusted EBITDAre	$96,239	$95,987	$90,997	$94,049	$94,217
Annualized EBITDAre	$369,484	$368,388	$368,812	$353,240	$381,136
Annualized Adjusted EBITDAre	384,956	370,116	352,904	376,196	376,868
Pro Forma Annualized Adjusted EBITDAre	384,956	383,948	363,988	376,196	376,868

1 Reflects an adjustment to give effect to all investments during the quarter, including developments that have reached rent commencement, as if they had been made as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts include $0.2 million of forfeited stock-based compensation expense during the three months ended September 30, 2024.

4 Amount includes income for the settlement of a permanent land easement for an insignificant portion of two of our properties during the three months ended September 30, 2024.

5 Represents estimated contractual revenues based on in-process development spend to-date.

	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Adjusted EBITDAre	$96,239	$92,529	$88,226	$94,049	$94,217
General and administrative	8,924	9,878	9,557	9,254	9,404
Adjusted Net Operating Income ("NOI")	$105,163	$102,407	$97,783	$103,303	$103,621
Straight-line rental revenue, net	(6,128)	(5,191)	(4,929)	(5,438)	(6,744)
Other amortization and non-cash charges	(1,309)	(1,095)	(1,018)	(1,014)	(1,087)
Adjusted Cash NOI	$97,726	$96,121	$91,836	$96,851	$95,789
Annualized Adjusted NOI	$420,652	$409,628	$391,132	$413,212	$414,483
Annualized Adjusted Cash NOI	390,904	384,484	367,344	387,404	383,157

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Net Debt Metrics

(in thousands)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Debt
Unsecured revolving credit facility	$125,482	$79,096	$73,820	$90,434	$74,060
Unsecured term loans, net	896,887	896,574	896,260	895,947	895,633
Senior unsecured notes, net	845,875	845,687	845,498	845,309	845,121
Mortgages, net	77,416	77,970	78,517	79,068	79,613
Debt issuance costs	7,314	7,825	8,337	8,848	9,360
Gross Debt	1,952,974	1,907,152	1,902,432	1,919,606	1,903,787
Cash and cash equivalents	(8,999)	(18,282)	(221,740)	(19,494)	(35,061)
Restricted cash	(2,219)	(1,614)	(1,038)	(1,138)	(15,436)
Net Debt	$1,941,756	$1,887,256	$1,679,654	$1,898,974	$1,853,290
Estimated net proceeds from forward equity agreements [1]	(38,983)	—	—	—	—
Pro Forma Net Debt	$1,902,773	$1,887,256	$1,679,654	$1,898,974	$1,853,290

Leverage Ratios:
Net Debt to Annualized EBITDAre	5.3x	5.1x	4.6x	5.4x	4.9x
Net Debt to Annualized Adjusted EBITDAre	5.0x	5.1x	4.8x	5.0x	4.9x
Pro Forma Net Debt to Annualized Adjusted EBITDAre	4.9x	4.9x	4.6x	5.0x	4.9x

1 Represents pro forma adjustment for estimated net proceeds from forward sale agreements that have not settled as if they have been physically settled for cash as of the period presented.

Covenants

The following is a summary of key financial covenants for the Company’s unsecured debt instruments. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the respective lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of September 30, 2024, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.32	0.33	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.01	0.01	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.69	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.55	4.55	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.37	0.35	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.36
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	5.27
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.84
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.01

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Debt Maturities

(dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

Weighted Average Debt Maturity: 3.8 years[1]

$1,352
$417
$375
$263
$300
$100
$1
$20
$0
$0
2024
2025
2026
2027 1
2028
2029
2030
2031
2032
2033+
Mortgages
Unsecured Credit Facilities
Drawn Revolver Capacity
Undrawn Revolver Capacity
Senior Unsecured Notes

1 Our Revolving Credit Facility reflected above assumes exercise of two six-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.0625% of the revolving commitments.

Swap Maturities

(dollars in millions)

Weighted Average Effective Swap Maturity: 3.4 years Weighted Average Effective & Forward Starting Swap Maturity: 4.1 years

3.73%
$460
2.69%
2.81%
2.48%
2.37%
2.37%
2.15%
2.14%
1.95%
$385
$210
$125
$90
$75
$30
$-
$30
$30
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033+
Effective Swaps
Forward Starting Swaps
Weighted Average Fixed Rate per Year

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Investment Activity

(square feet and dollars in thousands)

The following tables summarize the Company’s investment activity during 2024.

	Q3 2024	Q2 2024	Q1 2024	YTD 2024
Acquisitions:
Number of transactions	2	6	—	8
Number of properties	2	21	—	23
Square feet	357	1,094	—	1,451
Acquisition price	$69,250	$165,053	$—	$234,303
Industrial	59,000	103,735	—	162,735
Retail	10,250	52,359	—	62,609
Restaurant	—	8,959	—	8,959
Initial cash capitalization rate	7.2%	7.3%	—	7.3%
Straight-line yield	8.0%	8.1%	—	8.1%
Weighted avg. lease term (years)	9.4	11.5	—	10.9
Weighted average annual rent increase	2.8%	2.3%	—	2.4%

Development funding opportunities:
Number of new properties	—	—	—	—
Development funding	$24,667	$30,583	$37,107	$92,357

Revenue generating capital expenditures:
Number of existing properties	—	—	1	1
Investments	$—	$—	$3,000	$3,000
Healthcare - Animal Health Services	—	—	3,000	3,000
Initial cash capitalization rate	—	—	8.0%	8.0%
Weighted avg. lease term (years)	—	—	8.0	8.0
Weighted average annual rent increase	—	—	2.5%	2.5%

Transitional capital:
Number of transactions	—	1	—	1
Investments[1]	$—	$52,200	$—	$52,200
Cash capitalization rate	—	8.0%	—	8.0%

Total investments	$93,917	$247,836	$40,107	$381,860
Total initial cash capitalization rate[2]	7.2%	7.3%	8.0%	7.3%
Total weighted average lease term (years)[2]	9.4	11.5	8.0	10.8
Total weighted average annual rent increase[2]	2.8%	2.3%	2.5%	2.4%

1 Refer below for property-level statistics relating to our transitional capital investments.

2 Due to the nature of (1) transitional capital representing a contractual yield on invested capital, and (2) development funding opportunities not generating revenue during construction, these are excluded from the calculation of total capitalization rates, weighted average lease terms, and rent increases.

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Transitional Capital

The following table summarizes the Company’s transitional capital investments, which are excluded from real estate investment portfolio statistics:

Q3 2024
Transitional Capital:
Type	Preferred Equity
Investment (’000s)[1]	$52,200
Stabilized cash capitalization rate[2]	8.0%
Annualized initial cash NOI yield	7.6%
Remaining term (years)[3]	2.8
Property type	Retail Center
Underlying property metrics
Number of retail spaces	28
Rentable square footage (“SF”) (’000s)	332
Weighted average remaining lease term (years)	3.8
Occupancy rate (based on SF)[4]	98.7%
Quarterly rent collection	95.2%

1 Agreement includes commitment to fund up to an additional $7.8 million of preferred capital.

2 Represents stated yield with unpaid amounts accruing with preferential payment.

3 Agreement contains two one-year extension options subject to a 0.50% extension fee. Repayment at end of term subject to a $3.5 million repayment fee.

4 Includes executed leases where rent has not yet commenced.

Developments

(square feet and dollars in thousands)

The following table summarizes the Company’s completed developments as of September 30, 2024:

Property	Property Type	Rentable Square Feet	Lease Commencement Date[5]	Investment Funded	Estimated Investment to be Funded[6]	Total Project Investment	Cash Capitalization Rate[5]	Straight-line Yield[5]
UNFI (Sarasota - FL)	Industrial	1,016	9/2024	$185,964	$18,869	$204,833	7.2%	8.6%

5 Refer to definitions and explanations appearing at the end of this supplemental document.

6 Revenue on additional fundings will receive a cash capitalization rate of 6.8%.

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Dispositions

(square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2024.

Q1 2024
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Healthcare	37	706	$250,079	251,700	$199,098
Total Properties	37	706	$250,079	$251,700	$199,098
Weighted average cash cap rate					7.9%

Q2 2024
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Industrial	1	187	$11,330	$11,750	$10,753
Office	1	46	11,745	2,100	3,003
Healthcare	1	34	10,000	10,500	7,620
Total Properties	3	267	$33,075	$24,350	$21,376
Weighted average cash cap rate					7.3%

Q3 2024
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Office	1	18	$4,316	$4,508	$2,524
Healthcare	5	92	32,295	27,304	27,272
Total Properties	6	110	$36,611	$31,812	$29,796
Weighted average cash cap rate					8.0%

2024 Dispositions
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Industrial	1	187	$11,330	$11,750	$10,753
Office	2	64	16,061	6,608	5,527
Healthcare	43	832	292,374	289,504	233,990
Total Properties	46	1,083	$319,765	$307,862	$250,270
Weighted average cash cap rate					7.8%

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Portfolio at a Glance: Key Metrics1

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Properties	773	777	759	796	800
U.S. States	44	44	44	44	44
Canadian Provinces	4	4	4	4	4
Total annualized base rent	$398.2M	$385.5M	$374.1M	$392.2M	$390.0M
Total rentable square footage (“SF”)	39.7M	38.5M	37.6M	38.3M	38.2M
Tenants	203	207	200	220	220
Brands	191	196	188	208	208
Industries	55	53	53	53	54
Occupancy (based on SF)	99.0%	99.3%	99.2%	99.4%	99.4%
Rent Collection	99.1%	99.0%	99.0%	99.2%	99.9%
Top 10 tenant concentration	21.4%	20.2%	20.6%	19.6%	19.3%
Top 20 tenant concentration	34.9%	33.4%	34.0%	32.3%	32.0%
Investment grade (tenant/guarantor)	17.0%	15.5%	15.7%	15.3%	15.3%
Financial reporting coverage[2]	94.0%	94.8%	95.3%	93.8%	93.7%
Rent coverage ratio (restaurants only)	3.3x	3.3x	3.3x	3.4x	3.4x
Weighted average annual rent increases	2.0%	2.0%	2.0%	2.0%	2.0%
Weighted average remaining lease term	10.3 years	10.4 years	10.6 years	10.5 years	10.5 years
Master leases (based on ABR)
Total portfolio	40.2%	41.7%	43.0%	41.5%	41.6%
Multi-site tenants	69.0%	71.0%	71.0%	69.0%	69.3%

1 Property metrics exclude transitional capital investments.

2 Includes 8.6% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at September 30, 2024.

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Diversification: Tenants & Brands

Top 20 Tenants

Tenant	Property Type	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,917	4.0%	2,250	5.7%
United Natural Foods, Inc.	Cold Storage	1	13,367	3.4%	1,016	2.6%
AHF, LLC*	Distribution & Warehouse/Manufacturing	8	9,612	2.4%	2,284	5.8%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	7,870	2.0%	1,599	4.0%
Jack’s Family Restaurants LP*	Quick Service Restaurants	43	7,456	1.8%	147	0.4%
Tractor Supply Company	General Merchandise	23	6,353	1.6%	462	1.2%
Axcelis Technologies, Inc.	Flex and R&D	1	6,263	1.6%	417	1.1%
J. Alexander’s, LLC*	Casual Dining	16	6,207	1.6%	131	0.3%
Salm Partners, LLC*	Food Processing	2	6,168	1.5%	426	1.1%
Nestle’ Dreyer's Ice Cream Company	Cold Storage	2	6,151	1.5%	504	1.1%
Total Top 10 Tenants		114	$85,364	21.4%	9,236	23.3%

Hensley & Company*	Distribution & Warehouse	3	$6,109	1.5%	577	1.5%
Dollar General Corporation	General Merchandise	60	5,983	1.5%	562	1.4%
BluePearl Holdings, LLC**	Animal Health Services	13	5,750	1.4%	159	0.4%
Red Lobster Hospitality & Red Lobster Restaurants LLC*	Casual Dining	18	5,563	1.4%	147	0.4%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,538	1.4%	156	0.4%
Outback Steakhouse of Florida LLC*	Casual Dining	22	5,454	1.4%	140	0.4%
Big Tex Trailer Manufacturing Inc.*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,157	1.3%	1,302	3.3%
Carvana, LLC*	Industrial Services	2	4,672	1.2%	230	0.6%
Jelly Belly Candy Company	Distribution & Warehouse/Food Processing/General Merchandise	5	4,650	1.2%	576	1.4%
Klosterman Bakery*	Food Processing	11	4,634	1.2%	548	1.3%
Total Top 20 Tenants		292	$138,874	34.9%	13,633	34.4%

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

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Top 20 Tenant Descriptions1

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Top 20 Tenant Descriptions1 (continued)

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Top 20 Brands

Brand	Property Type	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,917	4.0%	2,250	5.7%
United Natural Foods, Inc.	Cold Storage	1	13,367	3.4%	1,016	2.6%
AHF Products*	Distribution & Warehouse/ Manufacturing	8	9,612	2.4%	2,284	5.8%
Ryerson	Distribution & Warehouse	11	7,870	2.0%	1,599	4.0%
Jack's Family Restaurants*	Quick Service Restaurants	43	7,456	1.9%	147	0.4%
Tractor Supply Company	General Merchandise	23	6,353	1.6%	462	1.2%
Axcelis	Flex and R&D	1	6,263	1.6%	417	1.1%
Salm Partners, LLC*	Food Processing	2	6,168	1.5%	426	1.0%
Nestle’	Cold Storage	2	6,150	1.5%	503	1.2%
Hensley*	Distribution & Warehouse	3	6,110	1.5%	578	1.4%
Total Top 10 Brands		101	$85,266	21.4%	9,682	24.4%

Dollar General	General Merchandise	60	$5,983	1.5%	562	1.4%
BluePearl Veterinary Partners**	Animal Health Services	13	5,750	1.4%	159	0.4%
Bob Evans Farms*	Casual Dining/Food Processing	21	5,568	1.4%	281	0.7%
Red Lobster*	Casual Dining	18	5,563	1.4%	147	0.4%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,538	1.4%	156	0.4%
Big Tex Trailers*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,157	1.3%	1,302	3.3%
Outback Steakhouse*	Casual Dining	20	4,718	1.2%	126	0.3%
Carvana*	Industrial Services	2	4,672	1.2%	230	0.6%
Jelly Belly	Distribution & Warehouse/Food Processing/General Merchandise	5	4,650	1.2%	576	1.4%
Klosterman Bakery*	Food Processing	11	4,635	1.1%	548	1.4%
Total Top 20 Brands		295	$137,500	34.5%	13,769	34.7%

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 24

Diversification: Property Type

(rent percentages based on ABR)

$398.2 M
Annualized
Base Rent

Industrial	**57.8%**
Manufacturing	17.5%
Distribution & Warehouse	14.1%
Food Processing	12.4%
Cold Storage	5.9%
Flex and R&D	4.1%
Industrial Services	3.8%
Restaurant	**13.4%**
Casual Dining	6.8%
Quick Service Restaurants	6.6%
Retail	**12.5%**
General Merchandise	7.4%
Automotive	3.0%
Home Furnishings	1.9%
Child Care	0.2%
Healthcare	**10.5%**
Animal Health Services	2.8%
Surgical	2.0%
Clinical	1.9%
Life Science	1.9%
Healthcare Services	1.9%
Office	**5.8%**
Strategic Operations	2.6%
Corporate Headquarters	2.2%
Call Center	1.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 25

Diversification: Property Type (continued)

Property Type	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	80	$69,796	17.5%	12,319	31.0%
Distribution & Warehouse	49	56,238	14.1%	9,596	24.2%
Food Processing	34	49,209	12.4%	5,736	14.4%
Cold Storage	4	23,344	5.9%	1,739	4.4%
Flex and R&D	6	16,298	4.1%	1,157	2.9%
Industrial Services	29	14,795	3.8%	725	1.9%
Untenanted	1	—	—	178	0.4%
Industrial Total	203	229,680	57.8%	31,450	79.2%
Restaurant
Casual Dining	102	27,107	6.8%	674	1.7%
Quick Service Restaurants	151	26,433	6.6%	514	1.3%
Restaurant Total	253	53,540	13.4%	1,188	3.0%
Retail
General Merchandise	138	29,549	7.4%	2,195	5.5%
Automotive	65	12,069	3.0%	764	1.9%
Home Furnishings	13	7,353	1.9%	797	2.0%
Child Care	2	725	0.2%	20	0.1%
Retail Total	218	49,696	12.5%	3,776	9.5%
Healthcare
Animal Health Services	27	11,216	2.8%	399	1.0%
Surgical	6	7,777	2.0%	231	0.6%
Clinical	17	7,756	1.9%	336	0.8%
Life Science	8	7,727	1.9%	519	1.3%
Healthcare Services	25	7,515	1.9%	273	0.7%
Untenanted	2	—	—	225	0.6%
Healthcare Total	85	41,991	10.5%	1,983	5.0%
Office
Strategic Operations	5	10,516	2.6%	615	1.5%
Corporate Headquarters	7	8,610	2.2%	409	1.0%
Call Center	2	4,126	1.0%	287	0.8%
Office Total	14	23,252	5.8%	1,311	3.3%
Total	773	$398,159	100.0%	39,708	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 26

Key Statistics by Property Type

	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Industrial
Number of properties	203	202	192	192	193
Square feet (000s)	31,450	30,153	29,500	29,442	29,387
Weighted average lease term (years)	11.3	11.2	11.5	11.7	11.5
Weighted average annual rent escalation	2.1%	2.0%	2.0%	2.0%	2.0%
Percentage of total ABR	57.8%	54.6%	54.2%	51.5%	51.2%

Restaurant
Number of properties	253	253	248	248	248
Square feet (000s)	1,188	1,188	1,164	1,164	1,172
Weighted average lease term (years)	13.0	13.3	13.6	13.9	13.9
Weighted average annual rent escalation	1.8%	1.8%	1.8%	1.8%	1.8%
Percentage of total ABR	13.4%	14.0%	14.2%	13.6%	13.7%

Retail
Number of properties	218	217	211	211	214
Square feet (000s)	3,776	3,700	3,439	3,439	3,455
Weighted average lease term (years)	9.0	9.3	9.1	9.4	9.7
Weighted average annual rent escalation	1.4%	1.3%	1.3%	1.6%	1.6%
Percentage of total ABR	12.5%	12.6%	11.9%	11.4%	11.6%

Healthcare
Number of properties	85	90	92	129	129
Square feet (000s)	1,983	2,081	2,146	2,852	2,851
Weighted average lease term (years)	6.4	7.3	7.2	6.6	6.8
Weighted average annual rent escalation	2.3%	2.4%	2.4%	2.4%	2.4%
Percentage of total ABR	10.5%	12.7%	13.4%	17.6%	17.6%

Office
Number of properties	14	15	16	16	16
Square feet (000s)	1,311	1,328	1,374	1,374	1,375
Weighted average lease term (years)	4.8	5.1	5.3	5.3	5.6
Weighted average annual rent escalation	2.5%	2.5%	2.5%	2.5%	2.5%
Percentage of total ABR	5.8%	6.1%	6.3%	5.9%	5.9%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 27

Diversification: Tenant Industry

Industry	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Restaurants	256	$54,381	13.7%	1,231	3.1%
Packaged Foods & Meats	35	47,606	12.0%	5,541	14.0%
Healthcare Facilities	58	27,600	6.9%	980	2.5%
Food Distributors	7	26,263	6.6%	2,534	6.4%
Auto Parts & Equipment	46	20,673	5.2%	3,168	8.0%
Specialty Stores	36	18,739	4.7%	1,637	4.1%
Distributors	27	17,711	4.4%	2,757	6.9%
Home Furnishing Retail	18	13,018	3.3%	1,858	4.7%
Specialized Consumer Services	46	12,157	3.1%	716	1.8%
Metal & Glass Containers	8	10,696	2.7%	2,206	5.6%
Industrial Machinery	20	9,859	2.5%	1,949	4.9%
General Merchandise Stores	96	9,810	2.5%	880	2.2%
Healthcare Services	18	9,778	2.5%	515	1.3%
Forest Products	8	9,612	2.4%	2,284	5.8%
Electronic Components	2	7,112	1.8%	466	1.2%
Other (40 industries)	89	103,144	25.7%	10,583	26.5%
Untenanted properties	3	—	—	403	1.0%
Total	773	$398,159	100.0%	39,708	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 28

Diversification: Geography

(rent percentages based on ABR)

PORTFOLIO CONCENTRATION
0.1–3%
3–6%
6–9%
9–10%

TOTAL PROPERTIES: 773   TOTAL STATES/PROVINCES: 44 U.S. states & 4 Canadian provinces

State / Province	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio	State / Province	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
TX	67	$37,631	9.5%	3,615	9.1%	MS	12	$4,097	1.0%	607	1.5%
MI	52	36,023	9.0%	4,018	10.2%	LA	5	3,942	1.0%	211	0.5%
FL	38	27,007	6.8%	1,805	4.5%	SC	14	3,495	0.9%	323	0.8%
CA	17	24,092	6.1%	2,282	5.7%	NE	6	3,363	0.8%	509	1.3%
IL	29	22,624	5.7%	2,364	6.0%	WA	14	3,254	0.8%	148	0.4%
WI	30	19,445	4.9%	1,945	4.9%	IA	4	2,869	0.7%	622	1.6%
OH	47	16,530	4.2%	1,582	4.0%	NM	9	2,749	0.7%	107	0.3%
MN	21	15,855	4.0%	2,500	6.3%	CO	4	2,568	0.6%	126	0.3%
TN	48	15,106	3.8%	1,084	2.7%	UT	3	2,510	0.6%	280	0.7%
IN	28	14,925	3.7%	1,832	4.6%	MD	3	2,102	0.5%	205	0.5%
AL	52	12,191	3.1%	863	2.2%	CT	2	1,892	0.5%	55	0.1%
GA	33	11,980	3.0%	1,576	4.0%	MT	7	1,602	0.4%	43	0.1%
NC	28	10,459	2.6%	1,038	2.6%	DE	4	1,162	0.3%	133	0.3%
PA	22	9,942	2.5%	1,836	4.6%	ND	2	1,024	0.3%	24	0.1%
KY	23	9,059	2.3%	927	2.3%	VT	2	432	0.1%	24	0.1%
MO	19	8,941	2.2%	1,260	3.2%	WY	1	307	0.1%	21	0.1%
OK	25	8,900	2.2%	1,006	2.5%	NV	1	273	0.1%	6	0.0%
AZ	8	8,792	2.2%	895	2.3%	OR	1	136	0.0%	9	0.0%
AR	12	8,624	2.2%	360	0.9%	SD	1	81	0.0%	9	0.0%
NY	24	6,712	1.7%	514	1.3%	Total U.S.	766	$389,942	98.0%	39,279	98.8%
MA	3	6,686	1.7%	444	1.1%	BC	2	$4,827	1.2%	253	0.7%
KS	10	5,523	1.4%	643	1.6%	ON	3	2,069	0.5%	101	0.3%
WV	17	5,089	1.3%	884	2.2%	AB	1	973	0.2%	51	0.1%
VA	15	5,035	1.3%	178	0.4%	MB	1	348	0.1%	24	0.1%
NJ	3	4,913	1.2%	366	0.9%	Total Canada	7	$8,217	2.0%	429	1.2%
						Grand Total	773	$398,159	100.0%	39,708	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 29

Lease Expirations

(rent percentages based on ABR)

20%
10%
0%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.3 YRS
0.2%
1.5%
3.0%
6.5%
4.9%
5.1%
12.3%
2.1%
8.2%
4.7%
3.5%
3.5%
7.5%
6.0%
3.5%
5.2%
1.5%
4.2%
11.0%
2.8%
2.8%
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# of Properties	ABR ('000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2024	1	$867	0.2%	166	0.4%
2025	17	6,084	1.5%	358	0.9%
2026	23	11,751	3.0%	915	2.3%
2027	28	25,709	6.5%	2,257	5.7%
2028	29	19,704	4.9%	1,793	4.5%
2029	64	20,420	5.1%	2,679	6.7%
2030	92	49,073	12.3%	4,802	12.1%
2031	32	8,453	2.1%	843	2.1%
2032	62	32,587	8.2%	3,469	8.7%
2033	49	18,841	4.7%	1,409	3.5%
2034	37	14,057	3.5%	1,237	3.1%
2035	19	13,938	3.5%	2,021	5.1%
2036	90	29,801	7.5%	2,894	7.3%
2037	26	23,883	6.0%	1,870	4.7%
2038	39	13,919	3.5%	1,226	3.1%
2039	11	20,806	5.2%	1,758	4.4%
2040	31	5,987	1.5%	312	0.8%
2041	39	16,739	4.2%	1,367	3.4%
2042	58	43,893	11.0%	4,803	12.1%
2043	12	10,987	2.8%	796	2.0%
Thereafter	11	10,660	2.8%	2,330	6.1%
Total leased properties	770	398,159	100.0%	39,305	99.0%
Untenanted properties	3	—	—	403	1.0%
Total properties	773	$398,159	100.0%	39,708	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 30

Occupancy

Occupancy by Rentable Square Footage

99.8%
99.4%
99.4%
99.0%
99.4%
99.4%
99.2%
99.3%
99.0%
2021
2022
2023
2024
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

Change in Occupancy

Number of properties
Vacant properties at January 1, 2024	2
Lease expirations[1]	3
Leasing activities	(2)
Vacant dispositions	—
Vacant properties at March 31, 2024	3
Lease expirations[1]	1
Leasing activities	—
Vacant dispositions	(1)
Vacant properties at June 30, 2024	3
Lease expirations[1]	4
Leasing activities	(3)
Vacant dispositions	(1)
Vacant properties at September 30, 2024	3

1 Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved and effective in the periods indicated above.

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Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of short-term rent deferrals, abatements, or free rent, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for investments made during the month.

Cash Capitalization Rate: Cash Capitalization Rate represents either (1) for acquisitions and new developments, the estimated first year cash yield to be generated on a real estate investment, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property excluding capitalized acquisitions costs, or (2) for dispositions, the estimated cash yield to be generated based on a property’s ABR in effect immediately prior to the disposition, divided by the disposition price, or (3) for transitional capital, the contractual cash yield to be generated on total invested capital.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, and Pro Forma Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing investments and dispositions for the quarter as if such investments and dispositions had occurred at the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized or unrealized gains and losses on foreign currency transactions, or gains on insurance recoveries, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. While investments in developments have an immediate impact to Net Debt, we do not make an adjustment to EBITDAre until the quarter in which the lease commences. We define our Pro Forma Adjusted EBITDAre as Adjusted EBITDAre adjusted to show the impact of estimated contractual revenues based on in-process development spend to-date. Our Pro Forma Net Debt is defined as Net Debt adjusted for estimated net proceeds from forward sale agreements that have not settled as if they have been physically settled for cash as of the period presented. We then annualize quarterly Adjusted EBITDAre and Pro Forma Adjusted EBITDAre by multiplying them by four (“Annualized Adjusted EBITDAre” and “Annualized Pro Forma Adjusted EBITDAre”). You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre for future periods may be significantly different from our Annualized Adjusted EBITDAre. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measurements of performance under GAAP, and our Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our Adjusted EBITDAre and Annualized Adjusted EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees and other non-core income from real estate transactions, the gain on insurance recoveries, cost of debt extinguishments, unrealized and realized gains or losses on foreign currency transactions, severance and employee transition costs, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain revenues and expenses that are non-cash or unique in nature, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, non-capitalized transaction costs such as acquisition costs related to deals that failed to transact, (gain) loss on interest rate swaps and other non-cash interest expense, deferred taxes, stock-based compensation, and other specified non-cash items.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 32

Definitions and Explanations (continued)

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management’s estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

Straight-line Yield: Straight-line yield represents the estimated first year yield to be generated on a real estate investment, which was computed at the time of investment based on the straight-line annual rental income computed in accordance with GAAP, divided by the purchase price, excluding capitalized costs for the property. For developments, the denominator is the total project investment.

Definitions Related to Development Properties:

•
Lease Commencement Date: The month in which the development was substantially completed and was made available for occupancy.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 33